Earnings per Share	9 Months Ended
Sep. 30, 2017
Earnings Per Share [Abstract]
Earnings per Share

5. EARNINGS PER SHARE

Basic earnings per share (“EPS”) is computed by dividing net income by the weighted-average number of common shares outstanding during the period. Diluted EPS reflects the potential dilution that could occur if dilutive securities were exercised into common stock. Stock options, restricted stock units, and performance stock units are considered dilutive securities.

A reconciliation of basic and diluted earnings (loss) per share is as follows (in millions, except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Basic:
Net income (loss) attributable to CNH Industrial	$53	$39	$341	$(347)
Weighted average common shares outstanding—basic	1,364	1,362	1,364	1,362
Basic earnings (loss) per share	$0.04	$0.03	$0.25	$(0.25)
Diluted:
Net income (loss) attributable to CNH Industrial	$53	$39	$341	$(347)
Weighted average common shares outstanding—basic	1,364	1,362	1,364	1,362
Effect of dilutive securities (when dilutive):
Stock compensation plans (A)	2	2	3	-
Weighted average common shares outstanding—diluted	1,366	1,364	1,367	1,362
Diluted earnings (loss) per share	$0.04	$0.03	$0.25	$(0.25)

(A)

For the three and nine months ended September 30, 2017,  no shares were excluded from the computation of diluted earnings per share due to an anti-dilutive impact. For the three and nine months ended September 30, 2016, 6.5 million shares were excluded from the computation of diluted earnings per share as the impact of these shares (related to stock options) would have been anti-dilutive. For the nine months ended September 30, 2016, an additional 1.7 million shares of common stock were excluded due to the Company’s net loss position.